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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-54637, 33-57499 and 33-59153 and No. 333-535) of
Cypress Semiconductor Corporation of our report dated January 19, 1996 appearing on page 29 of this Form 10-K.




PRICE WATERHOUSE LLP
San Jose, California
March 28, 1996